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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

              Pursuant to Section 13(a) or 15(d) of the Securities
                              Exchange Act of 1934



        Date of Report (Date of earliest event reported):  July 21, 1995

                       ABIGAIL ADAMS NATIONAL BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              Delaware                              0-10971                            52-1508198
 ----------------------------------   ----------------------------------   ----------------------------------
   (State or other jurisdiction of         (Commission File Number)        (IRS Employer Identification No.)
           incorporation)


 1627 K Street, Washington, DC                                                                        20006
 ------------------------------------------------------------------------------------------------------------
 (Address of principal executive offices)                                                          (Zip Code)


Registrant's telephone number, including area code:  (202) 466-4090

Page 1 of 3 total pages
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Item 1.  Changes in Control of the Registrant

                 On July 21, 1995, a group of investors (the "Purchaser Group") purchased from Citibank, N.A. an aggregate of 203,038 shares (the "Shares") of common stock, par value $10.00 per share (the "Common Stock"), of Abigail Adams National Bancorp, Inc. (the "Company"). According to an Amendment No. 1 to a
Schedule 13D filed by the Purchaser Group (the "Schedule 13D"), the Shares were acquired at a purchase price of $17.00 per share. As set forth in the Schedule 13D, the names of the members of the Purchaser Group, and the number of shares purchased and the percentage of the outstanding shares of Common Stock beneficially owned, directly or indirectly, by each member of the Purchaser Group, is a follows:


                                                           Number of          Percentage of
                                 Name                        Shares         Outstanding Shares
                                 ----                      ---------        ------------------
                 Marshall T. Reynolds and
                   Shirley A. Reynolds, jointly              80,538                  28.3%

                 Shirley A. Reynolds                         40,000                  14.0%

                 Robert L. Shell, Jr.                        27,000                   9.5%

                 Barbara W. Beymer                           20,000                   7.0%

                 Deborah P. Wright                           20,000                   7.0%

                 Robert H. Beymer and
                   Barbara W. Beymer, jointly                 7,000                   2.5%

                 Thomas W. Wright and
                   Deborah P. Wright, jointly                 7,000                   2.5%

                 Jeanne D. Hubbard                            1,500                   0.5%
                                                            -------

                      Total                                 203,038                  71.3%


                 According to the Schedule 13D, the purchases by each member of the Purchaser Group were funded as follows:

                 Marshall T. Reynolds and Shirley A. Reynolds -- a line of credit from United National Bank, Parkersburg, West Virginia.

                 Robert L. Shell, Jr. -- loan from Bank One, West Virginia, NA

                 Robert H. Beymer and Barbara W. Beymer -- a line of credit from Citizens Deposit Bank & Trust, Vanceburg, Kentucky, a line of credit from First National Bank in Ronceverte, Ronceverte, West Virginia, and intra-family loans.

                 Thomas W. Wright and Deborah P. Wright -- personal funds.





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                 Jeanne D. Hubbard -- line of credit from Citizens Deposit Bank
& Trust, Vanceburg, Kentucky.

                 Only the loan to Mr. Shell is secured by the pledge of Shares.

                 Under an Agreement, dated as of April 20, 1995, between Marshall T. Reynolds and the Company, Mr. Reynolds is obligated to commence, within 20 business days after July 21, 1995, a tender offer at $21.00 per share for all of the outstanding shares of Common Stock not owned by the Purchaser Group (the "Tender Offer"). Mr. Reynolds has further agreed that prior to the commencement of the Tender Offer, and payment in full for the shares tendered, no member of the Purchaser Group will vote any of the Shares, without the consent of the Company's board of directors, to change in any respect the composition of the board of directors. According to the Schedule 13D, the Purchase Group intends, following the completion of the Tender Offer, to cause the election to the Board of Directors of Jeanne D. Hubbard, Robert L. Shell and Marshall T. Reynolds.



                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  ABIGAIL ADAMS NATIONAL BANCORP, INC.



Date:  August 4, 1995             By:  /s/ Barbara Davis Blum
                                       ----------------------------------------
                                           Barbara Davis Blum
                                           Chairwoman, President and
                                           Chief Executive Officer





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